                                                                    Exhibit 10.5

                                      LEASE

                                     BETWEEN

                                  ROLIHO, INC.

                                   AS LANDLORD

                                       AND

                               ASCONI CORPORATION

                                    AS TENANT

                                 FOR SUITE #280

                                   LOCATED IN

                                THE 160 BUILDING

                            160 INTERNATIONAL PARKWAY

                             HEATHROW, FLORIDA 32746

                                      LEASE


      THIS LEASE AGREEMENT is made and entered into on this 29th day of June, 2001, by and between ROLIHO, INC., a Florida Corporation ("Landlord"), and ASCONI CORPORATION, a Nevada Corporation ("Tenant").

      SECTION 1.  LEASED PREMISES
                  ---------------

      Subject to and upon the terms, provisions and conditions hereinafter set forth and each in consideration of the duties, covenants and obligations of the other hereunder, Landlord does hereby lease, demise and let to Tenant and Tenant does hereby, lease and take from Landlord those certain premises (the "Leased Premises") located in the 160 Building located at 160 International Parkway, Heathrow, Florida 32746 (the "Building"), such Leased Premises known as Suite Number 280.

      SECTION 2.  TERM
                  ----

      Subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, this Lease shall continue in force for a term of one
(1) year, beginning on July 1, 2001 (the "Commencement Date"), and ending on June 30, 2002 (the "Expiration Date").

      SECTION 3.  USE
                  ---

      The Leased Premises shall be used solely for general office use and related purposes. The Leased Premises shall not be used for any illegal purposes or in violation of any regulation of any governmental body or in any manner to create any nuisance or trespass or to violate any insurance or increase the rate of insurance on the Leased Premises or the Building. If Tenant receives notice of any claim of violation of any law, rule or regulation applicable to the Leased Premises, Tenant shall give prompt notice thereof to Landlord. Notwithstanding anything contained in this Lease to the contrary, including any exclusive use provisions granted hereunder, no use provision in this Lease shall prohibit any Tenant under another Lease in the Building existing on the date of this Lease from using space occupied by it for any use permitted under such Tenant's Lease as of the date hereof.

      SECTION 4.  RENT
                  ----

      4.1 Base Rent. Tenant agrees to pay to Landlord, without notice or demand
          ---------
and without deduction, abatement, counterclaim or set-off whatsoever, a base rent (the "Base Rent") equal to Two Thousand and no/100 Dollars ($2,000).00 per month, plus sales tax, with the first month's rent being payable upon execution of this Lease.

      4.2   Additional Rent.
            ---------------

            (a) In the event that the costs to Landlord for the Operating Expenses (as hereinafter defined) during any calendar year of the term of this Lease (including extensions and renewals), subsequent to the calendar year in which the Commencement Date occurs (the "Base

Year"), exceed the cost of the Operating Expenses during the Base Year, then Tenant shall pay Landlord as additional rent (such additional rent together with all other sums required to be paid by Tenant to Landlord hereunder other than Base Rent, hereinafter referred to as "Additional Rent") Tenant's proportionate share (as hereinafter determined) of the increase in such costs for such calendar year, if any. The proportionate share to be paid by Tenant shall be the percentage which the rentable area of the Leased Premises bears to the total rentable area contained in the Building.

            (b) Operating Expenses means all costs of operation and maintenance of the Building and the adjoining real property and improvements owned by Landlord which are utilized for the benefit of Tenant, as determined by standard accounting practices, including, but not limited to, real property taxes and assessments based on a fully assessed building; insurance, water and sewer charges, insurance premiums, utilities for the Building which are not charged directly to a Tenant; landscaping expenses; janitorial services; costs incurred in the management of the Building, trash removal, costs to maintain all systems and equipment in the Building, exterior cleaning and maintenance, air conditioning and heating supplies, supplies and materials used in the operation and maintenance of the Building, equipment, tools, and a reasonable amortization charge on account of any capital expenditure incurred to effect a reduction in the Operating Expenses. Operating Expenses shall not include depreciation of the Building or the equipment therein (except with respect to capital expenses as above-stated) or loan payments, executive salaries or leasing commissions.

            (c) As soon as practicable after the end of each calendar year after the Base Year (the "Recalculation Date") Landlord shall reasonably estimate and notify Tenant of the amount by which the Operating Expenses for the then-current calendar year are expected to exceed the Operating Expenses for the Base Year. Tenant shall pay its proportionate share of increases in Operating Expenses as follows:

                  (i) during the period beginning on the first anniversary of the Commencement Date and ending at the end of the then-current calendar year, Tenant shall pay, as Additional Rent, Tenant's proportionate share of the increase in Operating Expenses, prorated to the remaining portion of the then-current calendar year, in equal monthly installments on the first day of each calendar month, concurrently with Tenant's monthly payment of Base Rent, provided, however, that if the Recalculation Date occurs subsequent to the end of the calendar year, Tenant shall continue to pay until the Recalculation Date as Additional Rent, a monthly amount. on the first day of each calendar month, to be applied toward the payment of Operating Expenses for the then-current calendar year equal to the monthly amount paid as Additional Rent during the previous calendar year; and

                  (ii) during all subsequent calendar years during the initial term of this Lease and any renewal or extension thereof, Tenant shall pay, as Additional Rent, Tenant's proportionate share of the increase in Operating Expenses, in monthly installments equal to one-twelfth (1/12) of Tenant's proportionate share of the increase in Operating Expenses, on the first day of each calendar month. concurrently with Tenant's monthly payment of Base Rent, provided, however that if the Recalculation Date occurs subsequent to the end of the calendar year, Tenant shall continue to pay until the Recalculation Date, as Additional Rent, a monthly amount on the first day of each calendar month to be applied toward the payment of Operating

Expenses for the then-current calendar year equal to the monthly amount paid as Additional Rent in the last month of the previous calendar year.

            (d) Within ninety (90) days following the end of each calendar year after the Base Year, Landlord shall submit to Tenant a statement showing the actual amount which should have been paid by Tenant with respect to increases in Operating Expenses for the preceding calendar year, the amount thereof actually paid during that year by Tenant and the amount of the resulting balance due or overpayment as the case may be. Within thirty (30) days after receipt by Tenant of said statement, Tenant shall have the right to inspect Landlord's books and records showing the Operating Expenses for the Building for the calendar year covered by said statement. Landlord's statement shall become final and conclusive between the parties and their successors and assigns as to the matters set forth therein unless Landlord receives written objection with respect thereto within said thirty (30) day period. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty
(30) days following Tenant's receipt of said statement and any overpayment shall be immediately credited against Tenant's obligation to pay expected Additional Rent in connection with anticipated increases in Operating Expenses. If, by reason of any termination of the Lease, no such future monetary obligation of Tenant to Landlord exists, such overpayment shall be refunded to Tenant. Anything herein to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord because of any objection which Tenant may raise with respect thereto. Landlord shall immediately credit any overpayment found to be owing to Tenant against Tenant's proportionate share of increases in Operating Expenses for the then current calendar year and future calendar years, if necessary.

            (e) In determining the amount of the Operating Expenses, including Operating Expenses for the Base Year, if less than ninety-five percent (95%) of the Building shall have been occupied by Tenants and fully used by them at any time during the year, the Operating Expenses may, at the option of Landlord, be increased to an amount equal to the like Operating Expenses which would normally be expected to be incurred had such occupancy been ninety-five percent (95%) and had such full utilization of the Building been made during the entire period.

      4.3 Sales Taxes and Other Impositions. In addition to Base Rent and Additional Rent, Tenant agrees to pay Landlord monthly all sales or use taxes or excise taxes imposed or levied by the State of Florida or any other governmental body or agency, against any rent or any other charge or payment required hereunder to be made by Tenant to Landlord. Landlord shall have the same remedies for default in payment of amounts due under this Section 4.3 as are available in the case of default in payment of Base Rent and Additional Rent.

      4.4 Expenditures by Landlord. Landlord shall have the right (but in no event any obligation whatsoever) to make any, expenditure for which Tenant is liable under this Lease, and in the event of such expenditure by Landlord the amount thereof shall be deemed Additional Rent due and payable by Tenant with the succeeding installment of rent (unless some other date is expressly provided herein for payment of such amount) together with interest thereon at the rate of twelve percent (12%) per annum.

      SECTION 5.  COVENANTS OF LANDLORD
                  ---------------------

      5.1   Services to Tenant.
            ------------------

            (a) Landlord shall use reasonable efforts to furnish the following services to Tenant while Tenant is occupying the Leased Premises:

                  (i) Hot and cold water at those points of supply provided for general use of Tenants in the Building, and

                  (ii) Electricity for normal lighting of the Building and the Leased Premises, and

                  (iii) HVAC service is provided at no cost to Tenant during normal business hours. The normal business hours for the HVAC service to the Leased Premises shall be Monday through Friday from 7:00 a.m. to 7:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Landlord agrees that it will furnish overtime HVAC to Tenant, when requested, and the charge for same will be limited to Landlord's actual out-of-pocket costs.

                  (iv)   Janitorial services on a five day a week basis.

            (b) No electric current shall be used except that furnished or approved by Landlord, nor shall electric cable or wire be brought into the Leased Premises, except upon the written consent and approval of Landlord. Tenant shall use only office machines and equipment that operate on the Building's standard electric circuits, but which in no event shall overload the Building's standard electric circuits from which Tenant obtains electric current. Any consumption of electric current in excess of that considered by Landlord to be usual and customary for all leases or which requires special circuits or equipment shall be paid for by Tenant as Additional Rent and shall be in an amount determined by Landlord, based upon Landlord's estimated cost of such excess electric current consumption or based upon the actual cost thereof, if such excess electric current consumption is separately metered.

            (c) The services set forth in Section 5.1 shall be provided as long as Tenant is not in default under any term, provision, covenant or condition of this Lease and are subject to interruption caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockout labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God and conditions and causes beyond the control of Landlord. Failure by Landlord to any extent to furnish any services to be furnished by Landlord under Section 5.1 or any cessation thereof shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof nor create any right in Tenant to seek damages from Landlord. Should any of the equipment or machinery break down, or for any cause cease to function properly, Tenant shall have no claim for rebate of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom; provided, however, that Landlord shall use reasonable efforts to furnish the services and to repair or cause to be repaired any machinery that ceases to function properly.

      5.2 Keys and Locks. Landlord shall furnish Tenant two keys for each lobby, corridor and entrance door serving the Leased Premises. Additional keys will be furnished at a charge by Landlord on an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Leased Premises without Landlord's permission. Upon termination of this Lease, Tenant shall surrender to Landlord all keys of the Leased Premises and give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Leased Premises.

      5.3 Peaceful Enjoyment. Landlord agrees that Tenant shall and may peacefully have, hold and enjoy the Leased Premises, subject to the terms hereof, provided that Tenant pays the rental and other sums herein recited to be paid by Tenant in a timely manner and performs all of Tenant's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of the Landlord's interest hereunder.

      5.4 Limitations of Landlord's Personal Liability. Tenant specifically agrees to look solely to Landlord's interest in the Building for the recovery of any judgment from Landlord it being agreed that Landlord (and any trustees, officers, directors, shareholders or employees of Landlord or any partners of Landlord) shall never be personally liable for any such judgment. The provision contained in the foregoing sentence is not intended to and shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest, or any other action not involving the personal liability of Landlord to respond in monetary damages from assets other than Landlord's interest in the Building or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

      SECTION 6.  COVENANTS OF TENANT
                  -------------------

      6.1 Payments by Tenant. Tenant shall pay all rent and all other sums provided to be paid to Landlord hereunder, at the times and in the manner herein provided, all without deduction, diminution or set-off.

      6.2 Repairs by Landlord. Tenant agrees that Landlord shall not be required to make any improvements or repairs of any kind or character to the Leased Premises during the term of this Lease, except such repairs as may be deemed necessary by Landlord for normal maintenance operations. Such normal maintenance operations shall be limited to building standard items.

      6.3 Repairs by Tenant. Tenant shall, at its own cost and expense, repair any damage or injury done to the Leased Premises or the Building, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees or visitors. If Tenant fails to make such repairs or replacements promptly or in the event of an emergency, Landlord may, at its option make repairs or replacements and Tenant shall repay the cost thereof [(plus Landlord's Supervisory Fee thereon)] to Landlord on demand.

      6.4   Care of Leased Premises.
            -----------------------

            (a) Tenant shall not commit or allow any waste or damage to be committed on any portion of the Leased Premises and subject to the express obligations of Landlord hereunder shall keep and maintain the same in good order and repair. At the termination of this Lease, by lapse of time or otherwise, Tenant agrees to deliver up the Leased Premises to Landlord in as good a condition as the date Tenant took possession, ordinary wear and tear excepted, and upon such termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises.

            (b) Tenant shall not generate, store, keep, maintain, or use or dispose of or deposit in or upon the Leased Premises or the Building any "hazardous substance" or other toxic substance or matter, including without limitation any such substance defined in the Comprehensive Environmental Response, Compensation and Liability Act.

      6.5 Assignment and Subleasing. Tenant shall not assign this Lease nor any rights hereunder, nor let or sublet all or any part of the Leased Premises, nor suffer or permit any person or corporation to use any part of the Leased Premises, without first obtaining the express prior written consent of Landlord, which consent shall not be unreasonably withheld by Landlord. Tenant agrees to pay all reasonable attorneys' fees and costs incurred by Landlord in connection with any such proposed assignment or sublease. The transfer of any shares of stock of Tenant if Tenant is a corporation, the transfer of any partnership interest if Tenant is a partnership or the transfer of a beneficial interest in a land trust if Tenant is a land trust, shall be deemed an assignment requiring the consent of Landlord if any such transfer will effectively vest control of Tenant in an entity or person other than the entity, or person then having such control. Tenant shall provide Landlord with notice of any such transfer of stock or interest immediately upon the occurrence thereof. Should Landlord consent to such assignment of this Lease or to a sublease of all or any part of the Leased Premises, Tenant does hereby guarantee payment of all rent herein reserved and all other obligations hereunder until the expiration of the term hereof and no failure of Landlord to promptly collect from any assignee or sublessee or any extension of the time for the payment of such rents shall release or relieve Tenant or any guarantor from its guaranty or obligation of payment of such rents or performance of other obligations. Should Landlord consent to such assignment or sublease, all amounts received by Tenant as consideration for the same, including without limitation, amounts received from a sublessee in excess of amounts to be remitted by Tenant to Landlord hereunder, shall be the property of Landlord and delivered to Landlord by Tenant immediately upon receipt. Any consent by Landlord to an assignment or sublease of Tenant's rights hereunder shall be effective for that transaction only. Landlord hereby expressly reserves the right to approve or disapprove all future assignments or subleases by Tenant or its assignee or sublessee, which approval shall not be unreasonably withheld.

      6.6   Alterations, Additions, Improvements
            ------------------------------------

            (a) Tenant shall not make or allow to be made any alterations or physical additions in or to the Leased Premises, or place signs on the Leased Premises which are visible from outside the Leased Premises, without first obtaining the written consent of Landlord and Landlord's approval in writing of detailed plans and specifications therefor. All additions, decorations, fixtures (except Tenant's movable trade fixtures which can be removed without defacing the Leased Premises or the Building), hardware and all improvements, temporary or permanent, in or upon the Leased Premises, whether placed there by Tenant or by Landlord, shall, unless Landlord requests their removal, become Landlord's property and shall remain upon the Leased Premises at the termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant. Tenant shall remove such items if requested to do so by Landlord. If, upon Landlord's request, Tenant does not remove said additions, decorations. non-trade fixtures, non-movable trade fixtures, hardware and improvements, Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand, provided, however, that Tenant shall have no responsibility for payment of removal of the building standard improvements made by Landlord for Tenant upon the expiration of this Lease.

            (b) In making any alterations, decorations, additions, installations or improvements to or in the Leased Premises, Tenant shall employ only such contractors as shall be approved by Landlord (such approval not to be unreasonably withheld) and all such work done by Tenant shall be performed and installed in such a manner that the same shall comply with all provisions of law, ordinances and all rules and regulations of any and all agencies and authorities having jurisdiction over the Building, and at such time and in such manner as not to interfere with the progress of any work being performed by or on account of Landlord. Notwithstanding the foregoing, it is understood that Tenant is not obliged by Landlord to make any improvement or improvements (unless expressly authorized herein or pursuant hereto) and in no event shall Tenant have the right to create, or permit there to be established, any lien or encumbrance of any nature against the Leased Premises or the Building for said improvement or improvements by Tenant, and Tenant shall fully pay the cost of any improvement or improvements made or contracted for by Tenant. Any mechanic's lien filed against the Leased Premises or the Building for work claimed to have been furnished to Tenant shall be duly discharged by Tenant within ten (10) days after the filing of the lien. Nothing herein contained shall be construed to be a consent by Landlord to any alterations, decorations, additions, installations or improvements by Tenant.

      6.7 Laws and Regulations. Tenant shall comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises. Tenant shall comply with the initial rules and regulations of the Building which are attached hereto as Exhibit "B" and with such additional rules and regulations as may be adopted or altered by Landlord from time to time for the safety, care, reputation and cleanliness of the Leased Premises and the Building and for preservation of good order therein. All modifications of the initial rules and regulations and all additional rules and regulations adopted by Landlord will be sent by Landlord to Tenant in writing and shall thereafter be carried out and observed by Tenant. Landlord shall not be liable to Tenant for the violation of any rules and regulations by any other Tenant or person and the failure to enforce any such rules and regulations against Tenant or any other Tenant shall not constitute a waiver thereof by Landlord.

      6.8 Entry for Repairs and Inspection. Tenant shall permit Landlord, its agents or representatives to enter into and upon any part of the Leased Premises at any time in the case of an emergency, and otherwise at all reasonable times to inspect the same, or to clean or make repairs, alterations or additions thereto (and to such other portions of the Building as shall require entrance into the Leased Premises), as provided for herein, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

      6.9 Nuisance. Tenant agrees to conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance or interfere with, annoy or disturb any other Tenant or Landlord in its operation of the Building.

      6.10  Subordination to Mortgage.
            -------------------------

            (a) Tenant agrees that this Lease is subject and subordinate to all ground leases, to all underlying leases and to all mortgages which may now or hereafter affect or encumber all or any portion of the Building and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee or lessor. In confirmation of such subordination, Tenant shall execute promptly (and, in any event, within ten (10) days of request therefor) any certificate that Landlord may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact, which appointment constitutes a power coupled with an interest to execute any such certificate or certificates for and on behalf of Tenant.

            (b) In the event of the foreclosure of any such mortgage or the termination of any such lease, Tenant shall, upon request of any person or party succeeding to the interest of Landlord as a result of such foreclosure or termination automatically become the Tenant of such successor in interest without change in the terms or other provisions of such lease, provided, however, that such successor in interest shall not be (i) liable for any act or omission of any prior Landlord. (ii) subject to any offsets or defenses which Tenant may have against any prior Landlord, (iii) bound by any payment of rent for more than the current month, (iv) bound by any obligation to make any payment to Tenant; or (v) bound by any amendment or modification of this Lease made without the written consent of such mortgagee or such lessor or such successor in interest. Upon request by such successor in interest, Tenant shall execute and deliver an instrument or instruments confirming the attornment herein provided for.

      6.11 Estoppel Certificate or Three-Party Agreement. Tenant shall, within ten (10) days following request of Landlord, execute either an estoppel certificate or a three-party agreement among Landlord, Tenant and Landlord's mortgagee or ground lessor or purchaser certifying to such facts (if true) and agreeing to such notice provisions and other matters as such mortgagee, lessor or purchaser may reasonably require in connection with Landlord's present or future financing, lease or sale. Failure of Tenant to execute the certificate or agreement within ten (10) days after written request shall conclusively constitute Tenant's verification that this Lease is in full force and effect, that Landlord is not in default in any respect, and that Tenant agrees to all requested notice provisions and other requested provisions. Tenant shall thereafter be estopped from any defense to the foregoing verifications and agreements.

      6.12 Short Form Lease. Tenant shall promptly (and, in any event, within ten (10) days of Landlord's request) execute, acknowledge and deliver to Landlord a short form lease in recordable form setting forth the names of the parties to this Lease the term of this Lease the Commencement Date of this Lease, a description of the Leased Premises and such other matters relating to this Lease as Landlord shall desire. Landlord shall have the right, but not the obligation to record the short form lease in the Seminole County Public Records. Tenant shall not record such short form lease without the written consent of Landlord.

      6.13 Examination of Leased Premises and No Oral Representations. The taking possession of the Leased Premises by Tenant shall be conclusive evidence that the Leased Premises were in good and satisfactory condition, except for such items in a Tenant discrepancy, list as described in Schedule 2, at the time such possession was taken. No representations, except those contained herein, have been made on the part of Landlord with respect to the order, repair or condition of the Leased Premises or the Building. Tenant shall make no claim on account of any representations whatsoever, whether made by any renting agent, broker, officer or other representative of Landlord or which may be contained in any circular, prospectus or advertisement relating to the Leased Premises, the Building or otherwise unless the same is specifically set forth in this Lease.

      SECTION 7.  MUTUAL COVENANTS OF LANDLORD AND TENANT
                  ---------------------------------------

      Landlord and Tenant, mutually covenant and agree as follows:

      7.1   Condemnation.
            ------------

            (a) If all or a substantial portion of the Building shall be taken by federal, state, county, city or other authority for public use or under any statute, or by right of eminent domain, then Landlord, at Landlord's option, exercisable within sixty (60) days after such taking, shall have the right to terminate this Lease. A taking of twenty-five percent (25%) or more of the Building shall conclusively be deemed a taking of a substantial portion thereof.

            (b) If the Leased Premises shall be taken by federal, state, county, city or other authority for public use, or under any statute, or by right of eminent domain to such an extent as to render the Leased Premises substantially untenantable, this Lease shall, at the option of either party exercisable within sixty (60) days following such taking, cease and terminate as of the date of such taking. If any portion of the Leased Premises shall be so taken and this Lease is not terminated, rent shall abate as to the space so taken.

            (c) All proceeds from any taking or condemnation of the Leased Premises shall belong to and be paid to Landlord. Nothing contained herein, however, shall prevent Tenant from seeking a separate award from the condemning authority so long as such separate award shall not result in a reduction of proceeds payable to Landlord.

      7.2   Damages from Certain Causes.
            ---------------------------

            (a) Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body, or authority, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building or failure to make any such repairs.

            (b) Landlord shall not be liable for injury or damage to person or property caused by other Tenants or persons in the Building or resulting from the operation of elevators, heating or air-conditioning systems, or lighting apparatus, or from steam, gas, electricity, water, rain or dampness which may leak or flow from any part of the Building, or from the pipes, appliances, or plumbing work of the same, or from any other place.

            (c) All goods or property or personal effects stored or placed by Tenant in or about the Building shall be at the sole risk of Tenant.

      7.3 Lien for Rent. In consideration of the mutual benefits arising under this Lease, Tenant hereby grants to Landlord a lien on all property of Tenant now or hereafter placed in or upon the Leased Premises, and such property shall be and remain subject to such lien of Landlord for payment of all rent and other sums agreed to be paid by Tenant herein. Said lien shall be in addition to and cumulative of the Landlord's liens and other remedies provided by law.

      7.4 Reservation of Rights by Landlord. Landlord shall have the following rights, exercisable without notice (except as provided to the contrary in subsection (i) below) without any liability to Tenant for damage or injury to person, property or business, without being deemed an eviction or disturbance of any manner of Tenant's use or possession of the Leased Premises and without relieving Tenant from its obligation to pay all rent when due or from any other obligation under this Lease:

                  (i) to change the Building's name without notice or to change the Building's street address upon sixty (60) days' prior notice;

                  (ii) to install, affix and maintain any and all signs on the exterior and/or interior of the Building (excluding the interior of the Leased Premises);

                  (iii) to designate or approve prior to installation all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting, fixtures or equipment that may be visible from the exterior of the Leased Premises or the Building;

                  (iv) to display the Leased Premises to prospective mortgagees and purchasers at reasonable hours and, during the last six months of the term hereof, to display the Leased Premises at reasonable hours to prospective Tenants;

                  (v) to change the arrangement and/or location of entrances, doors, corridors, elevators, stairs, toilets or other public parts of the Building or parking areas (provided such changes do not unreasonably interfere with Tenant's ingress and egress to the Leased Premises);

                  (vi) to grant to any person the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Leased Premises for such purposes as are permitted under this Lease;

                  (vii) to prohibit the placing of vending or dispensing machines of any kind in or about the Leased Premises, except such machines which are for the exclusive use of Tenant, its employees and invitees;

                  (viii) to close the Building after regular working hours and on Saturdays, Sundays and national holidays, except that Tenant and its employees and invitees shall be entitled to admission at all times under such regulations as Landlord prescribes for security purposes;

                  (ix) to take any and all reasonable measures. including inspections, repairs, alterations, decorations, additions and improvements to the Leased Premises or to the Building, as may be necessary or desirable in the operation thereof or for the safety, protection or preservation thereof or Landlord's interest therein; and

                  (x) to retain at all times master keys or passkeys to the Leased Premises.

      7.5 Holding Over. In the event of holding over by Tenant after expiration or termination of this Lease without the written consent of Landlord, Tenant shall pay as liquidated damages double the Base Rent and Additional Rent (calculated on the basis of rent with respect to the month immediately preceding the month in which expiration or termination occurs) for the entire holdover period. No holding over by Tenant after the term of this Lease shall be construed to extend the term of this Lease. In the event of any unauthorized holding over, Tenant shall also indemnify Landlord against all claims for damages by any other Tenant to whom Landlord may have leased all or any part of the Leased Premises covered hereby effective upon the termination of this Lease. Any holding over with the consent of Landlord in writing shall thereafter constitute this Lease a lease from month to month.

      7.6 Damage by Fire or Other Casualty. In the event of a fire or other casualty in the Leased Premises. Tenant shall immediately give notice thereof to Landlord, if the Leased Premises shall be partially destroyed by fire or other casualty so as to render the Leased Premises untenantable in whole or in part the rental provided for herein shall abate thereafter as to the portion of the Leased Premises rendered untenantable until such time as the Leased Premises are made Tenantable as determined by Landlord (and Landlord shall commence and prosecute repair work promptly and with all due diligence); provided, however,
(i) in the event such destruction results in the Leased Premises being untenantable in whole or in substantial part for a period reasonably estimated by a responsible contractor selected by Landlord to be one hundred eighty (180) days after the date of such casualty, or in the event of total or substantial damage to, or destruction of, the Building from any cause and (ii) if Landlord shall decide not to rebuild, then all rent owed up to the time of such destruction or termination shall be paid by Tenant and thenceforth this Lease shall cease and come to an end. Damage to or destruction of twenty-five percent (25%) or more of the Building shall conclusively be deemed substantial damage or destruction. Landlord shall give Tenant written notice of its decisions, estimates or elections under this Section 7.6 within sixty (60) days after any such damage or destruction.

      7.7 Attorneys' Fees. In the event that it shall become necessary for either Landlord or Tenant to employee the services of attorney's to enforce any of their respective rights under this Lease or to collect any sums due to them under this Lease or to remedy the breach of any covenant of this Lease on the part of the other to be kept or performed, the non-prevailing party (Tenant or Landlord, as the case may be) shall pay to the prevailing party, such reasonable attorneys' fees as shall be charged by the prevailing party's' attorneys for such services at all trial and appellate levels and post-judgment proceedings and such prevailing party shall also have and recover from the non-prevailing party (Landlord or Tenant, as the case may be), all other costs and expenses of such suit and any appeal thereof or with respect to any post-judgment proceedings.

      SECTION 8.  ASSIGNMENT BY LANDLORD
                  ----------------------

      Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building, and in such event and upon such transfer no further liability or obligation shall thereafter accrue against Landlord hereunder.

      SECTION 9.  DEFAULT; LANDLORD'S RIGHTS AND REMEDIES
                  ---------------------------------------

      9.1 Events of Default. The occurrence of any one or more of the following matters constitutes an Event of Default by Tenant under this Lease:

                  (i) failure by Tenant to pay any sum required to be paid by Tenant hereunder (or in any Exhibit or Schedule hereto) when due and such failure shall continue for more than five (5) days;

                  (ii) failure by Tenant to observe or perform any of the covenants in respect of assignment and subletting set forth in Section 6.6;

                  (iii) failure by Tenant to cure forthwith, immediately after receipt of notice from Landlord, any hazardous condition which Tenant has created or permitted to exist in violation of law or of this Lease;

                  (iv) failure by Tenant to observe or perform any other covenant, agreement, condition or provision of this Lease, if such failure shall continue for thirty (30) days after notice thereof from Landlord to Tenant;

                  (v) Tenant vacates or abandons the Leased Premises or fails to take possession of the Leased Premises when available for occupancy;

                  (vi) Tenant shall generally not pay its debts as they become due, or shall make a general assignment for the benefit of creditors; or Tenant shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seek reorganization, arrangement adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or Tenant shall take any corporate action to authorize or in contemplation of any of the actions set forth above in this paragraph (vi);

                  (vii) failure by Tenant to maintain the full amount of the Security Deposit as required pursuant to Section 13; or

                  (viii) any case, proceeding or other action against Tenant shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which is not fully stayed within ten (10) days after the entry thereof or (b) shall remain undismissed for a period of forty-five (45) days.

      9.2 Rights and Remedies of Landlord. If an Event of Default occurs which has not been cured or remedied during the applicable grace period, if any, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative and shall not operate to exclude or deprive Landlord of any other right or remedy allowed at law or in equity:

                  (i) Landlord may terminate this Lease and forthwith repossess the Leased Premises (together with all additions, alterations, fixtures and improvements thereto), using such force as may be necessary to evict Tenant, or Landlord may proceed to recover possession pursuant to the laws of the State of Florida. If Landlord does elect to terminate this Lease, Landlord shall be entitled to recover forthwith as damages a sum of money equal to the total of (a) the cost of recovering the Leased Premises, (b) the unpaid rent earned at the time of termination, plus interest thereon at the rate of twelve percent (12%) per annum from the due date, (c) the balance of the rent for the remainder of the term less the fair market rental value of the Leased Premises for said period, and (d) any other sum of money and damages owed by Tenant to Landlord; or

                  (ii) Landlord may terminate Tenant's right of possession (but not this Lease) and may, repossess the Leased Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall be under no obligation to do so, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized by Tenant to decorate or to make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary or customary, at Tenant's expense. If Landlord shall fail to relet the Leased Premises, or if the same are relet and a sum sufficient to satisfy all rent provided for in this Lease to be paid by Tenant shall not be realized from such reletting after paying the unpaid Base Rent and Additional Rent due hereunder earned but unpaid at the time of reletting plus interest thereon at twelve percent (12%) per annum, the cost of recovering possession, and all of the costs and expenses of such decorations. repairs, changes, alterations and additions and the expense of such reletting and of the collection of the rent accruing therefrom, then Tenant shall pay to Landlord as damages, in addition to such other items, a sum equal to the amount of the rental (including all Base Rent and Additional Rent) reserved in this Lease until the Leased Premises leave been relet, the Tenant shall satisfy and pay any such deficiency, upon demand therefor from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 9.2 from time to time. No delivery or recovery of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord, nor shall the reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

      9.3 Survival of Tenant's Obligations. All of Tenant's obligations under this Section 9 shall survive the termination of this Lease.

      9.4 Non-Waiver. Failure of Landlord to declare any default immediately upon occurrence thereof or delay in taking any action in connection therewith, shall not waive such default or subsequent defaults of the same nature, and Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity. Acceptance of rent by Landlord from Tenant shall not be deemed a waiver of any default hereunder. Exercise of Landlord of any right or remedy hereunder will not be deemed an election of remedy barring any contemporaneous or subsequent remedy, whether inconsistent or in conflict therewith.

      SECTION 10. INSURANCE
                  ---------

      10.1 Insurance to be Maintained by Landlord. Landlord shall maintain standard fire and extended coverage insurance on the portion of the Building constructed by Landlord. Said insurance shall be maintained with an insurance company authorized to do business in Florida in amounts desired by Landlord at the expense of Landlord (though the cost thereof shall be included in Operating Expense), and payments for losses thereunder shall be made solely to Landlord. If the annual premiums to be paid by Landlord shall exceed the premiums otherwise payable because of Tenant's operations or the contents of the Leased Premises result in extra-hazardous exposure, Tenant shall promptly pay the excess amount of the premium upon request by Landlord.

      10.2  Insurance to be Maintained by Tenant.
            ------------------------------------

            (a) Tenant shall maintain insurance during the entire term of this Lease naming Tenant as insured and Landlord and Landlord's agents as additional insureds with terms, coverages and in companies satisfactory to Landlord with such commercially reasonable increases in limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverages in the following amounts:

                  (i) Commercial general liability insurance, including contractual liability insuring the indemnification provisions contained in this Lease, in an amount not less than (a) $1,000,000 combined single limit per occurrence. and (b) $2,000,000 in the aggregate,

                  (ii) Insurance for special extended coverage, commonly referred to as "all risks" including sprinkler leakage, for the full replacement cost of all leasehold improvements in or to the Leased Premises, including leasehold improvements contemplated to be made pursuant hereto, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Leased Premises,

                  (iii) Business interruption insurance (including for loss of income and for extra expense) in an amount necessary to enable Tenant to maintain the capacity to operate in its normal course of business during the period of restoration.

                  (iv) Workers' compensation and any other statutorily required insurance; and

                  (v) Automobile liability insurance in amounts customary for businesses engaged in the same business as Tenant.

            (b) During any construction, reconstruction, renovation, remodeling or similar activity of Tenant, Tenant shall maintain "builders risk" insurance, commercial general liability, including products and completed operations and independent contractors coverage, automobile liability insurance and workers' compensation insurance naming Tenant as insured and Landlord and Landlord's agents as additional insureds with terms, coverages and in companies satisfactory to Landlord in such amounts as Landlord may request but for no less than full replacement cost.

            (c) The foregoing insurance may be provided by a company-wide blanket insurance policy or policies maintained by or on behalf of Tenant, provided that any losses to such company-wide policies would not materially diminish the limit of insurance required to be carried hereby, and the same is reasonably satisfactory to Landlord.

            (d) Tenant shall, prior to the commencement of the term of this Lease and thereafter during the term of this Lease, furnish to Landlord policies or certificates evidencing such (or any other required) coverage, which policies or certificates shall state that such insurance coverage may not be changed or canceled without at least ten (10) days' prior written notice to Landlord and Tenant.

      SECTION 11. WAIVERS OF CLAIMS AND INDEMNITY
                  -------------------------------

      11.1 Waiver. Neither Landlord nor the managing agent of the Building shall be liable to Tenant, or to Tenant's agent, servants, employees, customers or invitees for any damage to person or property caused by an act, omission or neglect of Tenant, its agents, servants, employees, customers or invitees. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Neither Landlord nor its agents shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire or other casualty, nor shall Landlord or its agents be liable for any such damage caused by other Tenants or persons in the Building or caused by construction of any private public or quasi-public work nor shall Landlord be liable for any latent defect in the Premises or in the Building. Nothing in the foregoing sentence shall affect any right of Landlord to the indemnity from Tenant to which Landlord may be entitled under Section 12.2 in order to recoup for payments made to compensate for losses of third parties.

      11.2 Indemnity. Tenant shall not do or permit any act or thing to be done upon the Leased Premises or in the Building which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of law or of any applicable restriction or covenant, but shall exercise such control over the Leased Premises as to fully protect Landlord against any such liability. Tenant shall indemnity and save the Landlord, Landlord's managing agent for the Building, their directors, officers, employees and agents (the "Indemnitees") harmless from and against (i) all claims of whatever nature against the Indemnitees arising from any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors, (ii) all claims against the Indemnitees arising from any accident injury or damage whatsoever caused to any person or to the property of any person and occurring during the term of this Lease in or about the Leased Premises, (iii) all claims against the Indemnitees arising from any accident, injury or damage occurring outside of the Leased Premises but anywhere within or about the Building, where such accident, injury or damage results or is claimed to have resulted from an act, omission or negligence of Tenant or Tenant's agents, employees, invitees or visitors, and (iv) any breach, violation or nonperformance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed. This indemnity and hold harmless agreement shall include indemnity from and against any and all liabilities, fines, suits, demands, costs and expenses of any kind or nature (including, without limitation, attorneys' fees and disbursements) incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof

      SECTION 12. WAIVER OF SUBROGATION
                  ---------------------

      Anything in this Lease to the contrary notwithstanding, to the extent permissible under the insurance policies required to be maintained under Section 11 without invalidation of the same (i) Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, officers or employees, for any loss or damage that may occur to the Leased Premises, or improvements thereto, or the Building, or any improvements thereof, or any personal property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies referred to in Section 11 hereof regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and (ii) each covenants that no insurer shall hold any right of subrogation against such other party.

      SECTION 13. SECURITY DEPOSIT
                  ----------------

      Tenant has deposited with Landlord, and Landlord hereby acknowledges receipt of the sum of Two Thousand and no/l00 Dollars ($2,000.00) (the "Security Deposit") which shall be held by Landlord, without interest, as security for the faithful performance by Tenant of all of the terms and covenants of this Lease by Tenant to be observed and performed. If any of the rents herein reserved or any other sum payable by Tenant hereunder shall be overdue or unpaid, or should Landlord make any expenditure on behalf of Tenant, or if Tenant shall fail to perform any of the terms or covenants of this Lease, then Landlord at its option and without prejudice to any other remedy, which Landlord may have on account thereof, may apply the entire Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of any rent or other amount due hereunder or toward any loss or damage sustained by Landlord or toward any expenditure made by Landlord due to such breach on the part of Tenant and Tenant shall forthwith upon demand restore the Security Deposit to the original sum deposited. Should Tenant comply with all of the terms and covenants of this Lease and promptly pay all of the rentals and all other sums payable by Tenant to Landlord as they become due, the Security Deposit shall be returned in full (but without interest) to Tenant at the end of the term. In the event of a sale of the Building, Landlord shall have the right to transfer the Security Deposit to the vendee and Tenant agrees to look to the new Landlord solely for the return of said Security Deposit. The provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new Landlord. Tenant further covenants that it will not assign or encumber the Security Deposit and that neither Landlord nor its assigns shall be bound by any such assignments or encumbrance. Landlord shall not be required to keep the Security Deposit in a segregated account and the Security Deposit may be commingled with other funds of Landlord.

      SECTION 14. PARKING
                  -------

      Landlord agrees to provide two (2) reserved parking spaces for Tenant in the location marked on the attached site plan. Such parking spaces shall be used exclusively by Tenant, its employees, customers and/or visitors. Further, Tenant will share with the other Tenants in the Building, the parking spaces marked on the attached drawing which are reserved exclusively for customers of the 160 Building. In addition to the exclusive and reserved parking spaces mentioned above, Tenant shall have the right to park in any of the common parking areas serving the 160 Building. Tenant agrees to observe and abide by all handicapped parking spaces and spaces which are reserved for other Tenants.

      SECTION 15. TENANT'S AUTHORITY TO EXECUTE LEASE
                  -----------------------------------

            (a) In case Tenant is a corporation, Tenant (i) represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof; and (ii) Tenant shall deliver to Landlord or its agent, concurrently with the delivery of this Lease, executed by Tenant, certified resolutions of the board of directors (and shareholders, if required) authorizing Tenant's execution and delivery of this Lease and the performance of Tenant's obligations hereunder.

            (b) In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner herein in accordance with its terms. It is agreed that each and every present and future partner of Tenant shall be and remain at all times jointly and severally liable hereunder and that neither the death, resignation or withdrawal of any partner, nor the subsequent modification or waiver of any of the terms and provisions of this Lease, shall release the liability of such partner under the terms of this Lease unless and until Landlord shall have consented in writing to such release.

      SECTION 16. RADON GAS
                  ---------

      RADON GAS: Radon gas is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

      SECTION 17. MISCELLANEOUS
                  -------------

      17.1 Notices. Except as otherwise provided herein, all notices and other communications provided for hereunder shall be in writing and shall be mailed by United States certified mail, return receipt requested or delivered, if to Tenant, if prior to the Commencement Date, to it at its address at 160 International Parkway, Suite 280, Heathrow, FL 32746 and after the Commencement Date, to it at the Leased Premises; if to Landlord, mailed as aforesaid to it at its address at 160 International Parkway, Suite 276, Heathrow, Florida 32746. All such notices and other communications shall be effective (i) if mailed, when deposited in the mail, and (ii) if delivered, upon delivery.

      17.2 Amendments. No amendment of any provision of this Lease shall be effective unless it is in writing and signed by Tenant and Landlord, and no waiver of any provision of this Lease, nor consent to any departure by the Tenant therefrom, shall be effective unless it is in writing and signed by Landlord, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      17.3 Furnishing of Financial Statement. Upon Landlord's written request, Tenant and any guarantors of this Lease shall promptly furnish Landlord from time to time, financial statements reflecting Tenant's and guarantor's current financial condition.

      17.4 Execution of Lease. The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises, and this Lease shall become effective as a Lease only upon the execution and delivery thereof by Landlord.

      17.5 No Waiver; Remedies. No failure on the part of the Landlord to exercise, and no delay in exercising, any right under this Lease shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Lease preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Landlord provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or under any other document or agreement. The rights of the Landlord hereunder against Tenant or any guarantor hereof are not conditional or contingent on any attempt by Landlord to exercise any of its rights under any guaranty hereof or under any other document or agreement against such party or against any other person.

      17.6 Severability of Provisions. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof.

      17.7 Successors and Assigns. This Lease shall be binding upon, and inure to the benefit of, Tenant and Landlord and their respective successors and assigns; provided, however, that any assignment shall have been made in accordance with Section 6.6 hereof

      17.8 Governing Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of Florida and any applicable laws of the United States of America.

      17.9 Counterparts. This Lease may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Witnesses:                                LANDLORD

                                          Roliho, Inc., a Florida Corporation


/s/ Tammy Sundstrom                       By: /s/ Robert Horian
--------------------------------------        ----------------------------------



--------------------------------------



Witnesses:                                TENANT

                                          ASCONI CORPORATION


/s/ Tara Cain                             By: /s/ Constantin Jitaru
--------------------------------------        ----------------------------------



/s/ Serguei Melnik
--------------------------------------

                                    GUARANTY


      In consideration of Ten and No/l00 Dollars ($10.00), and other good and valuable consideration, including the execution of the attached Lease, and the extension of credit, from time to time, by Landlord to Tenant, and as an inducement to Landlord to enter into said Lease, which Lease shall personally benefit the undersigned, the undersigned and each of them jointly and severally guarantee the due payment and performance by said Tenant of all monies to be paid, and all things to be done, pursuant to each and every condition and covenant contained in said Lease, including attorneys' fees due under said Lease or incurred in the enforcement of this Guaranty. The undersigned agree that their liability hereunder is direct and unconditional and may be enforced without requiring Landlord to resort to any other right, remedy or security. This Guaranty and all guarantors herein are their joint and several, original and separate undertakings made without reference to performance by Tenant, and the guarantors covenant and agree that this Guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this Lease without any requirement of notice to or consent from the guarantors.

      Dated this 29th day of June 2001.


                                          /s/ Constantin Jitaru
                                          --------------------------------------



                                          --------------------------------------

                                      Plat

                                   Floor Plan

                                    EXHIBIT B
                                    ---------


                              RULES AND REGULATIONS


1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenants or used by any Tenant for any purpose other than ingress and egress to and from the Leased Premises and for going from one part of the Building to another part of the Building.

2. Plumbing fixtures and appliances shall be used only for the purpose which are designated and no sweepings, rubbish, rags or other unsuitable materials shall be thrown or placed therein. Repairs resulting from such damage to any such fixtures or appliances from misuse by a Tenant shall be paid by him, and Landlord shall not in any case be responsible therefor.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors, corridors or other parts of the Building except as shall be first approved by Landlord.

4. Landlord will provide and maintain a directory sign for all Tenants in the Building, and no other directory shall be permitted unless previously consented to by Landlord in writing.

5. Tenants will not make any alterations or physical additions in or to the Leased Premises without first obtaining the written consent of Landlord, which shall not be unreasonably withheld.

6. Movement of furniture or office equipment, or dispatch or receipt by Tenants of bulky material, merchandise or materials which require use of elevators or stairways, or movement through the building entrances or lobby, shall be restricted to such hours as Landlord may designate, and such movement shall be subject to control of Landlord.

7. Landlord shall have the authority to prescribe the weight and manner that safes, file cabinets and other heavy equipment are positioned.

8. All routine deliveries to a Tenant's Leased Premises shall be made through the building elevators. Passenger elevators are to be used only for the movement of persons, unless an exception is approved by the Landlord in writing.

9. All locks for doors in each Tenant's Leased Premises shall be building standard and no Tenant shall place an additional lock or locks on any doors in its leased area without Landlord's written consent. All requests for duplicate keys shall be made through Landlord and charged to the Tenant.

10.   Corridor doors when not in use, shall be kept closed.

11. Tenants shall lock all office doors leading to corridors and turn out all lights at the close of their working day.

12. Tenants will comply with any measures instituted for the security of the building.

13. Tenants shall not make or permit any improper noises in the Building or otherwise interfere in any way with other Tenants or persons having business with them.

14. No flammable or explosive fluids or substances may be kept, or used, within the Building, except designated areas so approved by Landlord.

15. No vending machines of any type shall be allowed in Tenant space without the prior written consent of Landlord.

16. No birds or animals shall be brought into or kept in, on or about public or Tenant areas.

17. Neither Building Management nor Landlord will be responsible for lost or stolen personal property, money or jewelry from Tenant's Leased Premises or public areas regardless of whether such loss occurs when area is locked against entry or not.

18. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further reasonable rules and regulations as in its judgment shall from time to time, be required for the safety, protection, care and cleanliness of the building, the operation thereof, the preservation of good order therein and the protection and comfort of the Tenants and their agents, employees and invitees. Such rules and regulations, when made and written notice thereof is given to a Tenant, shall be binding upon it in like manner as if originally herein prescribed.

                                       2